UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2025

Atlas Energy Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41828	93-2154509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive Suite 500
Austin, Texas		78730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 220-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Atlas Energy Solutions Inc., a Delaware corporation (the “Company”), held on May 8, 2025 (the “2025 Annual Meeting”), the matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the 2025 Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on March 28, 2025.

Proposal 1 - Election of Directors.

The Company’s stockholders elected the following nominees to serve as Class II directors of the Company’s board of directors (the “Board”) for three-year terms expiring at the 2028 Annual Meeting of Stockholders:

Director	For	Withheld	Broker Non-Votes
A. Lance Langford	52,296,271	33,767,713	28,262,780
Mark P. Mills	57,788,368	28,275,616	28,262,780
Douglas G. Rogers	84,726,254	1,337,730	28,262,780

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the following vote:

For	Against	Abstentions
114,118,532	196,054	12,178

Proposal 3 – Non-Binding Advisory Vote on the Approval of the Frequency of Future Advisory Votes on the Company’s Named Executive Officer Compensation.

The Company’s stockholders approved a frequency of one year for future advisory votes on the compensation of the Company’s named executive officers on a non-binding advisory basis, by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
85,394,299	15,190	571,184	83,311	28,262,780

In accordance with the results of this advisory vote, the Board supports the advisory resolution and will include a vote on named executive officer compensation every year until the next non-binding advisory vote on the frequency of future named executive officer compensation votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.

Date:	May 13, 2025	By:	/s/ John Turner
Name: John Turner Title: President and Chief Executive Officer